                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     October 3, 2002
                                                --------------------------------


                        TeraForce Technology Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-11630                76-0471342
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)



 1240 East Campbell Road, Richardson, Texas                     75081
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   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code    (469) 330-4960
                                                  ------------------------------


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ITEM 5.  OTHER EVENTS.

On October 15, 2002, the Company issued a press release announcing that it had completed the restructuring of $4,500,000 of its $6,600,000 in outstanding debt, including the repayment of $2,000,000 of this debt. Two million dollars of the debt outstanding was repaid with the proceeds from the sale of the Company's common stock. The Company is in the process of completing the restructuring with the disposition of $600,000 in notes payable due to a private investor and of the Company's $1,500,000 Loan Agreement dated October 12, 2001, with Bank One, N.A. that is guaranteed by this same private investor.

On October 3, 2002, the Company issued 16,666,668 shares of common stock to two private investors for an aggregate of $2,000,000 in cash. Pursuant to the stock purchase agreements, the Company issued warrants to these investors for the purchase of an aggregate of 400,000 shares of common stock at $0.12 per share. These warrants can be exercised at any time before September 30, 2005. The Company also amended warrants for the purchase of 780,000 shares of common stock that the investors already owned to allow for an exercise price of $0.12 per share. Of these, warrants for the purchase of 300,000 shares of common stock can be exercised at any time before December 31, 2003 and warrants for the purchase of 480,000 shares of common stock can be exercised at any time before May 31, 2004. These investors had previously provided letters of credit that secured a portion of the Company's debt. Pursuant to the terms of the agreements, the investors agreed to vote their shares in favor of a reverse split of common stock with a range from 1:6 to 1:12 that the Company proposes to its stockholders on or before October 3, 2003.

The proceeds from the sales of common stock to these two private investors were used to reduce by $2,000,000 the amount outstanding under the Company's $4,500,000 Business Loan Agreement with Bank One, N.A., dated June 1, 2002, as amended. The Company had previously reported that an additional $2,000,000 of common equity sales would be required to complete these transactions, but the investors waived this condition. The Company amended its credit agreement with Bank One, N.A. to decrease the total credit capacity from $4,500,000 to $2,700,000, and to extend the maturity date to March 31, 2004. The amount available for borrowing under the credit facility will be reduced by $450,000 per quarter beginning with the quarter ended December 31, 2002. The amended credit facility is secured by an irrevocable letter of credit provided by a private investor.

In early October, the Company sold an additional 2,083,334 shares of common stock to two other private investors for $250,000 in cash. Net proceeds for the sale of these shares were $250,000, and was used for working capital.

The Company has entered into registration rights agreements with all of these investors, and has agreed to file a registration statement registering the 18,750,002 shares of common stock purchased by the investors and the 1,180,000 shares of common stock to be issued upon the exercise of the warrants no later than November 30, 2002.



                                       2
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The Company's sales of common stock were exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933, as amended (the Securities Act), and pursuant to Rule 506 of Regulation D of the Securities Act. A Rule 506 exemption was available for these sales because the Company sold only to accredited investors; the Company did not solicit or advertise the sales; a restrictive legend was placed on each certificate issued describing the restrictions against resale; and a Form D was filed with the Securities and Exchange Commission and in each state where the individual investors reside.

The Company is currently pursuing discussions to raise additional equity capital, but there can be no assurance that the Company will be successful in its efforts.

The Company is in the process of completing the restructuring of its other debt obligations. The Company plans to dispose of its $600,000 obligation in notes payable made by the Company in favor of a private investor who provided the letter of credit for the June 1, 2001, Bank One, N.A. Credit Agreement, as amended. These notes are due in October 2002. The Company also plans to restructure its $1,500,000 Loan Agreement with Bank One, N.A., dated October 12, 2001, that is also guaranteed by this private investor. This loan agreement, as amended, matured on September 30, 2002. The maturities of these debt obligations have been extended pending the resolution of the debt restructuring. There can be no assurance that the Company will be able to restructure its remaining debt obligations.

These statements in "Other Events" regarding our future financial performance and results, and other statements that are not historical facts, are forward-looking statements as defined in Section 27A of the Securities Act of 1933. We use the words "may," "will," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget," or other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of our financial condition, and/or state other "forward-looking" information. Events may occur in the future that we are unable to accurately predict, or over which we have no control. If one or more of these uncertainties materialize, or if underlying assumptions prove incorrect, actual outcomes may vary materially from those forward-looking statements included in this Form 8-K.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information:   N/A


     (c) Exhibits:

       Exhibit                       Description of Exhibit
       -------                       ----------------------
         4.1      Securities Purchase Agreement dated September 30, 2002 between the Company and Morton A. Cohn and Fayez Sarofim

         4.2 Registration Rights Agreement dated September 30, 2002 between the Company and Morton A. Cohn and Fayez Sarofim

         4.3 Form of Amended and Restated Warrant expiring May 31, 2004 with exercise price of $0.12 per share

         4.4 Form of Warrant expiring October 31, 2004 with exercise price of $0.12 per share

         4.5      Form of Amended and Restated Warrant expiring December 31,
                  2003 with exercise price of $0.12 per share

         10.1 Amendment to Credit Agreement dated October 3, 2002 between the Company and Bank One, NA

---------------------


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TeraForce Technology Corporation
                                          --------------------------------
                                                     (Registrant)

Date:   October 21, 2002                     By: /s/ Herman M. Frietsch
     -------------------------                  --------------------------------
                                                      (Signature)
                                             Herman M. Frietsch
                                             Chairman of the Board and CEO


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                               INDEX TO EXHIBITS


       EXHIBIT
       NUMBER                            DESCRIPTION
       -------                           -----------
         4.1      Securities Purchase Agreement dated September 30, 2002 between the Company and Morton A. Cohn and Fayez Sarofim

         4.2 Registration Rights Agreement dated September 30, 2002 between the Company and Morton A. Cohn and Fayez Sarofim

         4.3 Form of Amended and Restated Warrant expiring May 31, 2004 with exercise price of $0.12 per share

         4.4 Form of Warrant expiring October 31, 2004 with exercise price of $0.12 per share

         4.5      Form of Amended and Restated Warrant expiring December 31,
                  2003 with exercise price of $0.12 per share

         10.1 Amendment to Credit Agreement dated October 3, 2002 between the Company and Bank One, NA